UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date Earliest Event Reported):

November 3, 2010 (September 23, 2010)

GRAHAM PACKAGING HOLDINGS COMPANY

(Exact name of registrant as specified in its charter)

Pennsylvania	333-53603-03	23-2553000
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2401 Pleasant Valley Road

York, Pennsylvania 17402

(717) 849-8500

(Address, including zip code, and telephone number,

including area code, of registrant’s principal executive offices)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8–K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a–12 under the Exchange Act (17 CFR 240.14a–12)

☐	Pre–commencement communications pursuant to Rule 14d–2(b) under the Exchange Act (17 CFR 240.14d–2(b))

☐	Pre–commencement communications pursuant to Rule 13e–4(c) under the Exchange Act (17 CFR 240.13e– 4(c))

This amendment hereby amends the Current Report on Form 8-K of Graham Packaging Holdings Company (the “Company”) originally filed with the Securities and Exchange Commission on September 29, 2010 (the “Report”).

The information previously reported in the Report is incorporated by reference into this Amendment.

Item 2.01.	Completion of Acquisition or Disposition of Assets.

The Company hereby amends Item 2.01 of its current report on Form 8-K filed September 29, 2010 as follows:

The financial statements and pro forma condensed financial information required to be filed pursuant to Rule 3-05 of Regulation S-X and Article 11 of Regulation S-X under the Securities Act of 1933, as amended, are included in this current report on Form 8-K/A under Item 9.01.

Item 9.01.	Financial Statements and Exhibits.

(a) Financial Statements of Businesses Acquired.

Included herein as Exhibit 99.1 to this Form 8-K/A are the audited consolidated balance sheets of Liquid Container Inc. and Subsidiaries and the audited balance sheets of WCK-L Holdings, Inc. and CPG-L Holdings, Inc. (together with Liquid Container Inc. and Subsidiaries and WCK-L Holdings, Inc., the “Liquid Container Entities”) as of December 31, 2009 and 2008, and the related statements of income, changes in shareholders’ equity and cash flows for each of the years ended December 31, 2009, 2008 and 2007, and the related notes to those financial statements.

Included herein as Exhibit 99.2 to this Form 8-K/A are the unaudited condensed consolidated balance sheets of Liquid Container Inc. and Subsidiaries and the unaudited condensed balance sheets of WCK-L Holdings, Inc. and CPG-L Holdings, Inc. as of June 30, 2010 and December 31, 2009, and the related unaudited condensed statements of income, changes in shareholders’ equity and cash flows for the six months ended June 30, 2010 and June 30, 2009, and the related notes to those condensed financial statements.

(b) Pro Forma Financial Information.

Included herein as Exhibit 99.3 to this Form 8-K/A is the unaudited pro forma condensed consolidated financial information with respect to the acquisition of the Liquid Container Entities.

2

Item 9.01.	Financial Statements and Exhibits

(d) Exhibits.

Exhibit No.	Description

99.1	Historical audited consolidated balance sheets of Liquid Container Inc. and Subsidiaries and the historical audited balance sheets of WCK-L Holdings, Inc. and CPG-L Holdings, Inc. as of December 31, 2009 and 2008, and the related statements of income, changes in shareholders’ equity and cash flows for each of the years ended December 31, 2009, 2008 and 2007, and the related notes to those financial statements

99.2	Historical unaudited condensed consolidated balance sheets of Liquid Container Inc. and Subsidiaries and the historical unaudited condensed balance sheets of WCK-L Holdings, Inc. and CPG-L Holdings, Inc. as of June 30, 2010 and December 31, 2009, and the related unaudited condensed statements of income, changes in shareholders’ equity and cash flows for the six months ended June 30, 2010 and June 30, 2009, and the related notes to those condensed financial statements.

99.3	Pro forma condensed consolidated financial information with respect to the acquisition of the Liquid Container Entities.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed by the undersigned hereunto duly authorized.

GRAHAM PACKAGING HOLDINGS COMPANY

Date: November 3, 2010	By:	/S/ DAVID W. BULLOCK
	Name:	David W. Bullock
	Title:	Chief Financial Officer

Index to Exhibits

Exhibit No.	Description

99.1	Historical audited consolidated balance sheets of Liquid Container Inc. and Subsidiaries and the historical audited balance sheets of WCK-L Holdings, Inc. and CPG-L Holdings, Inc. as of December 31, 2009 and 2008, and the related statements of income, changes in shareholders’ equity and cash flows for each of the years ended December 31, 2009, 2008 and 2007, and the related notes to those financial statements

99.2	Historical unaudited condensed consolidated balance sheets of Liquid Container Inc. and Subsidiaries and the historical unaudited condensed balance sheets of WCK-L Holdings, Inc. and CPG-L Holdings, Inc. as of June 30, 2010 and December 31, 2009, and the related unaudited condensed statements of income, changes in shareholders’ equity and cash flows for the six months ended June 30, 2010 and June 30, 2009, and the related notes to those condensed financial statements.

99.3	Pro forma condensed consolidated financial information with respect to the acquisition of the Liquid Container Entities.